Exhibit 10.19
                                                                   -------------

                  AMENDMENT, (this "Amendment"), dated as of May 5, 1999, to the Employment Agreement (the "Employment Agreement") made as of the 28th day of December 1993, by and between Leucadia National Corporation, a New York corporation (the "Company") and Ian M. Cumming (the "Executive").

                               W I T N E S E T H:

                  WHEREAS, the Company and the Executive are parties to the Employment Agreement; and

                  WHEREAS, the parties desire to extend the term of the Employment Agreement;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which hereby acknowledged, the parties agree as follows:

                  1.       Amendments.

                  Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                           2. Term. The term of employment of Executive
                  hereunder shall be for the period commencing July 1, 1994 and ending at the close of business on June 30, 2005, unless sooner terminated in the manner hereinafter provided.

                  2.       Definitions.

                  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Employment Agreement.

                  3.       No Other Amendments.

                  Except as expressly amended hereby, all of the terms and conditions of the Employment Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                          LEUCADIA NATIONAL CORPORATION


                          By:/s/    Thomas E. Mara
                             --------------------------------------------------
                             Name:  Thomas E. Mara
                             Title: Executive Vice President



                             /s/    Ian M. Cumming
                             --------------------------------------------------
                                    Ian M. Cumming




















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